CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report on Form 10-K of Powerstorm Capital Corporation (the “Company”) for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Michel Freni, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Powerstorm Capital Corporation.

Date: April 15, 2014

/s/ Michel Freni
Michel Freni
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)